[GRAPHIC]

                          COMMSCOPE ACQUISITION OF
                     AVAYA CONNECTIVITY SOLUTIONS (ACS)

                              OCTOBER 27, 2003

                           CAUTIONARY STATEMENT

This presentation contains forward-looking statements regarding the business position, plans, outlook, revenues, earnings, accretion, synergies and other financial items, integration and restructuring plans, and anticipated timing of closing related to CommScope's planned acquisition of substantially all of the assets and certain liabilities of ACS that are based on information currently available to management, management's beliefs and a number of assumptions concerning future events. Forward-looking statements are not a guarantee of performance and are subject to a number of uncertainties and other factors that could cause the actual results to differ materially from those currently expected. The potential risks and uncertainties that could cause actual results to differ materially include, but are not limited to, the ability of the company to complete the acquisition; the challenges of integration and restructuring associated with the acquisition; the challenges of achieving anticipated synergies; the ability to retain qualified employees and existing business alliances; maintaining satisfactory relationships with represented employees; customer demand for ACS products, applications and service; any statements of belief and any statements of assumptions underlying any of the foregoing; expected demand from Comcast Corporation and other major domestic MSOs; telecommunications industry capital spending; industry consolidation; ability of our customers to secure adequate financing to fund their infrastructure projects or to pay us; product demand and industry excess capacity; changes or fluctuations in global business conditions; financial performance and limited control of OFS BrightWave; competitive pricing and acceptance of our products; changes in cost and availability of key raw materials, especially those that are available only from limited sources; ability to recover higher material and transportation costs from our customers through price increases; possible future impairment charges for goodwill and other long-lived assets; industry competition and the ability to retain customers; possible disruption due to customer or supplier bankruptcy, reorganization or restructuring; our ability to obtain financing and capital on commercially reasonable terms; covenant restrictions and our ability to comply with covenants in our debt agreements; successful operation of bimetals manufacturing and other vertical integration activities; successful expansion and related operation of our facilities; achievement of sales, growth and earnings goals; ability to achieve reductions in costs; ability to retain and attract key personnel; developments in technology; intellectual property protection; product performance issues and associated warranties; regulatory changes affecting us or the industries we serve; acquisition activities and the ability to integrate acquisitions; environmental issues; terrorist activity or armed conflict; political instability; major health concerns and other factors. For a more complete description of factors that could cause such a difference, please see CommScope's filings with the Securities and Exchange Commission. In providing forward-looking statements, the Company does not intend, and is not undertaking any duty or obligation, to update these statements as a result of new information, future events or otherwise.

                      COMMSCOPE CABLES THE 'LAST MILE'

                                                              [GRAPHIC]

o    Leader in three key 'last mile' markets:

     o    Broadband (HFC)
     o    Local Area Network (LAN)
     o    Wireless/Other Telecom

o    Strong competitive position:

     o    World's largest & technology leader in coaxial cable for HFC
     o Technology leader in optical fiber/cable via strategic OFS relationship
     o    Global scale

o    Solid balance sheet with good cash flow

o    Strategically positioned for recovery & future growth

o    Fundamental drivers of bandwidth continuing

                          ACS TRANSACTION SUMMARY

o Definitive agreement with Avaya Inc. to buy the Avaya Connectivity Solutions (ACS) business

o    $263m (cash & securities)

o    Financing

     -    $210m in cash from a combination of:

          o    CommScope cash & cash equivalents ($171m @ 9/30/03)

          o New bank debt, primarily from a $150m senior secured credit facility

     -    $18m convertible note to Avaya, subject to adjustment

     -    $34.9m in CTV stock (currently 2.7m shares @ $12.90/share)

          o # shares subject to adjustment depending upon stock price at closing

          o    # shares adjust if stock price is between $10-$13

          o    Maximum # of shares 3.5m; minimum # of shares 2.7m

o The ACS business held for sale had net assets of ~$300m as of June 30, 2003, based on Avaya historical financials

o CTV will also assume ~$75m of liabilities, primarily related to employee benefits

o    Expected closing within 90 days, except certain international operations

o Subject to regulatory approval, other customary closing conditions & adjustment for changes in working capital

o Opening balance sheet will reflect fair value adjustments as required by Accounting Principles Bulletin 16

                           TRANSACTION RATIONALE

o    Extends CommScope's position in the 'last mile' of telecom

o Creates unique combination of world leaders in HFC cables & enterprise solutions

     -    Global leader in coaxial cable for HFC

     -    Global leader in enterprise structured cabling solutions

     -    Domestic leader in fiber optic cable for HFC

o    Enhances global growth opportunities

o    Expands product & patent portfolio

o    Creates stronger platform to serve China & Asia/Pacific Rim

o    Potential for post-integration cost savings

o Expected to be accretive for calendar year 2004, excluding acquisition-related & transition costs


              STRATEGIC, ACCRETIVE TRANSACTION AT A FAIR PRICE

                     AVAYA CONNECTIVITY SOLUTIONS (ACS)

o    ACS is:

     - SYSTIMAX(R): The world leader in enterprise structured cabling systems

     - EXCHANGEMAX(R): A domestic leader in structured cabling/equipment for telephone central offices

     - ICS (Integrated Cabinet Solutions): A domestic leader in secure environmental enclosures

o    Global brand recognition & established channels

o    Industry leading R&D & patent portfolio

o    Global manufacturing & logistics:

     -    Omaha, NE; Ireland; Australia; Singapore; Netherlands; China

     -    Approximately 2000 employees

                             ACS (SYSTIMAX(R))

          SYSTIMAX(R) provides enterprises with a global end-to-end copper & fiber structured cabling solution for connecting phones, workstations, LANs, SANs & other critical communications devices through buildings or across campuses

          [GRAPHIC]


                                                          Source:  Avaya Inc.

                            ACS (EXCHANGEMAX(R))

        Central office infrastructure with a focus on systems offerings

Cable products
--------------
DS1, DS3, & voice frequency cable & wire, using UTP, STP, & coaxial technologies

Connectivity products
---------------------
Cross-connect systems providing interconnection & test access for telecommunications equipment in central offices:

                                                             [GRAPHIC]
                                                             [GRAPHIC]
o    Digital Distribution Systems

o    Voice Frequency Main Distribution Frame Systems

o    Fiber Distribution Frame System

o    netSet(TM) Remote Provisioning System

o    Surge Protectors, Patch Cords, & Connectors

                                                           Source:  Avaya Inc.

                  ACS: INTEGRATED CABINET SOLUTIONS (ICS)

o Integrated Cabinet Solutions designs wireless & wireline enclosures for electronic devices & equipment deployed in the outside plant & inside buildings

o ICS has 28 years of designing & integrating robust, configurable enclosures. Over 300,000 cabinets have been deployed worldwide


                                                               PowerHouse
52BP Cabinet                       82A Cabinet                 Cabinet(TM)

[GRAPHIC]                          [GRAPHIC]                   [GRAPHIC]



Source:  Avaya Inc.

                        ACS: BLUE CHIP CUSTOMER BASE


SYSTIMAX(R)                       ExchangeMAX(R)            ICS
-------------------------------------------------------------------------------
[COMPANY LOGOS]                   [COMPANY LOGOS]           [COMPANY LOGOS]

Anixter                           Anixter                   Alcatel
Graybar                           Graybar                   Lucent Technologies
BellSouth                         AT&T                      AFC
The Home Depot                    SBC                       SBC
Custom Cable Industries           MMI Group                 BellSouth
IBM                               BellSouth                 Verizon
Verizon                           Lucent Technologies       Qwest
Cisco Systems                     Nortel Networks
Merrill Lynch                     Verizon
HP                                Qwest
GE                                TSI
Bank of America
Sun Microsystems
BT
Intel

                                                            Source:  Avaya Inc.

                        GLOBAL ACS BUSINESS PARTNERS

                                   [MAP]

NAR                                              EMEA
---                                              ----
8 Distributors                                   1 Distributor
475 VARs/Authorized Installers                   81 VARs
                                                 400 SIs



                                   GLOBAL
                                   ------
                              27 Distributors

                               1952 VARs/SIs



CALA                                                         APAC
----                                                         ----
3 Distributors                                           15 Distributors
4 VARs                                                   12 VARs
310 SIs                                                  670 SIs






                                                            Source:  Avaya Inc.

                             ACS SALES OVERVIEW
                       (TWELVE MONTHS ENDED 9/30/03)


SALES BY CATEGORY                               SALES BY REGION
-----------------                               ---------------

[PIE CHART]                                     [PIE CHART]

ExchangeMAX(R)                                  Pacific Rim
ICS                                             Other
SYSTIMAX(R)                                     EMEA
                                                North America

o    Revenue of $542 million

o    Stable sales for the last five quarters

o    Significant international sales

o    3% sequential increase in sales for Q403 (9/30/03)



                                                            Source:  Avaya Inc.

                         ACS HISTORICAL FINANCIALS
                       (TWELVE MONTHS ENDED 9/30/03)

Quarterly Revenue

[BAR GRAPH]

  121m           131m          143m           147m

Dec. Qtr.      Mar. Qtr      Jun. Qtr       Sept Qtr


                            LTM revenue = $542m





                     Quarterly Operating Income/(Loss)
                            Depreciation Expense

[BAR GRAPH]

Op. Inc.                     -8              3             3             5
Deprec.                       7              7             7             7
                           Dec. Qtr      Mar. Qtr      Jun. Qtr      Sept Qtr


                            LTM:
                            Operating Inc. = $3m
                            Depreciation expense = $28m


                                                            Source:  Avaya Inc.

                     ACS TRANSITION & PROFIT IMROVEMENT

o    Transition:

     -    Renewed commitment to the business

     -    Increased operational focus

     - CTV expects to incur incremental first-year transition costs of ~$25m

          o IT, consulting, marketing, human resources, payroll, legal & other

o    Profit Improvement:

     - Avaya's public results for ACS include corporate overhead allocations from Avaya (primarily G&A)

     - CTV believes it can provide the services at a lower cost than the historical Avaya corporate allocation, which is expected to improve ACS operating results by $20m/year

     -    CTV has strong track record of effective cost management


               $20M/YEAR EXPECTED IMPROVEMENT IN ACS RESULTS

                     ACQUISITION SUPPORTS CTV STRATEGY


o    Build on core strengths in cable technology

O    Position CTV for growth in converging video / voice / data markets

O    Expand global LAN business

     -    CommScope cable & connectivity partners - domestically

     -    SYSTIMAX enterprise solutions - globally

o    Lead through excellence

     -    World-class products, technology & service

     -    State-of-the-art manufacturing facilities

     -    Superior technical support

     -    Superior customer care

     -    Cost leadership through technology

o    Build upon manufacturing infrastructure & intellectual property portfolio

o    Grow global platform

         BANDWIDTH DEMAND EXPECTED TO DRIVE NEED FOR INFRASTRUCTURE

                                                                   [GRAPHIC]

o    Wired & Wireless

o    HFC: broadband triple play

     -    Video, voice & data

     -    VOD, HDTV, music, gaming

o    FTTx / xDSL

o    Global wireless growth

     -    More subscribers

     -    More minutes

     -    More services

o    Business (enterprise) infrastructure

     -    LANs, WANs, wireless integration, PCs, 10G, data

                                COMMSCOPE'S
                            HFC CABLE LEADERSHIP

[GRAPHIC]

            Coaxial Cable                              Fiber Optic Cable

o    Global leader                           o    A domestic leader

o    World's largest manufacturer            o    Improved market position

o    High-quality, low-cost producer         o    Strategic alliance with OFS

o    Unique vertical integration                  -  Technology leader

     -    Bimetallic wire production              -  Extraordinary patent
     -    Fine wire drawing                          portfolio

o    Service leadership                      o       Service leadership

                BUILDING BLOCKS FOR CABLING THE 'LAST MILE'

[GRAPHIC]

Structured Cabling Solutions
(ACS + CTV)

World class operations & logistics

HFC leadership
(coaxial cable)

Growing Wireless Position

Customer service excellence

HFC leadership
(fiber optic cable)

                             THE NEW COMMSCOPE

SALES BY CATEGORY                                 SALES BY REGION
-----------------                                 ---------------

[PIE CHART]                                       [PIE CHART]

Wireless/Other Telecom                            Latin America

ICS                                               Pacific Rim

ExchangeMAX(R)                                    EMEA

Enterprise Solutions (SYSTIMAX(R), LAN)           North America

Broadband/Video


NOTE: Chart intended to reflect approximate proportional size only. Not intended as a forecast.


                      COMMSCOPE COMPETITIVE ADVANTAGE

     PRODUCTS                            SERVICE                           OPERATIONS
     --------                            -------                           ----------

Complete cable portfolio             Recognized industry leader        Global manufacturing
(Coax, fiber or twisted pair)
                                     Global distribution               Scale
Strong patent portfolio
                                     Private truck fleet               Commitment to quality
Wired or wireless
                                     Broad logistic capabilities       Efficient operations
Broadband, enterprise & other
                                                                       Logistics
State-of-the-art technology
                                                                       Capacity
Industry leading R&D





                                [DOWN ARROW]

                             MARKET LEADERSHIP

                      COMMSCOPE CABLES THE 'LAST MILE'

[GRAPHIC]


Cable & Connectivity for Mobile Wireless

In-Building Wireless For Voice & Data

Central Office Connectivity & Cable

Premise

Premise Cable & Connectors

Telco Business & Residential Access Networks (For Voice & Data)

CATV Head End

Residential CATV Networks (For Voice, Video, Data)

                                  SUMMARY

o    Extends CommScope's position in the 'last mile' of telecom

o Creates unique combination of world leaders in HFC cables & enterprise solutions

     -    Global leader in coaxial cable for HFC

     -    Global leader in enterprise structured cabling solutions

     -    Domestic leader in fiber optic cable for HFC

o    Enhances global growth opportunities

o    Expands product & patent portfolio

o    Creates stronger platform to serve China & Asia/Pacific Rim

o    Potential for post-integration cost savings

o Expected to be accretive for calendar year 2004, excluding acquisition-related & transition costs


              STRATEGIC, ACCRETIVE TRANSACTION AT A FAIR PRICE

                               [COMPANY LOGO]

                        COMMSCOPE THIRD QUARTER 2003
                                  RESULTS

                           COMMSCOPE Q303 RESULTS

                                                             [GRAPHIC]

o    Improved results in sales, orders, profitability & cash flow

o    Sales of $148m (up 9% sequentially)

                               SALES & ORDERS

[BAR GRAPH]

                  Q302         Q402         Q103         Q203     Q303
SALES             148m         136m         129m         141m     149m
ORDERS            146m         133m         135m         138m     152m

o    Strongest order input & sales since Q202

o    Driven by improving domestic sales

o    International remains relatively stable at 18-19% of total sales

o    Fiber optic cable down moderately; but, still >10% of total sales

                              BROADBAND/VIDEO
\
                                [BAR GRAPH]

                    Q302         Q402         Q103         Q203        Q303
                   120.3m       117.9m       101.3m       108.5m      117.9m

o    79% of sales

o    Q303 sales of $118m, up 9% sequentially:

      -    Higher sales to essentially all MSOs

      -    Comcast sales ~17% of total company sales

o    Some signs of stabilization:

      -    Domestic improvement

      -    Stable international sales last 5 qtrs.

      -    Expect traditional Q4 softness

                             LOCAL AREA NETWORK

                                [BAR GRAPH]

                  Q302           Q402          Q103          Q203        Q303
                 24.2m          14.1m         23.0m         24.6m        24.0m


o     A domestic leader

o     16% of sales

o     Strong competitive position

o     Fragmented market

o     Q303 sales of $24m, down slightly YOY & seq.

o     Expect traditional dip in Q4

                           WIRELESS/OTHER TELECOM

                                [BAR GRAPH]

                 Q302         Q402           Q103          Q203           Q303
                 3.3m         3.9m           5.1m          8.3m           6.8m


o    5% of sales

o    Q303 sales of $7m, double YOY, but down 18% seq.

     -   New customers

     -   Steady progress

o    Compelling value proposition

     -   Innovative technology

     -   Superior electrical performance

     -   Outperforms competitive (corrugated) technology

     -   Outstanding reliability

     -   Lowest life cycle cost

                           COMMSCOPE Q303 RESULTS

                                                              [GRAPHIC]




o    Improved results in sales, orders, profitability & cash flow

o    Sales of $148m (up 9% sequentially)

o    Gross margin of 20.6%

     -    Up 230 basis points YOY

     -    Driven by lower costs and higher wireless sales

o    OFS BrightWave

     -    OFS-B results: Revenue $25m; Gross Profit (-$14m); Net Loss
          (-$27m)

     - CommScope recorded non-cash equity in losses of OFS BrightWave of $0.05/share related to its minority ownership

o    Diluted EPS of $0.02 per share

o    Strong cash flow from operations

                             CASH FLOW & CAPEX

                                [BAR GRAPH]

                  Q302           Q402          Q103           Q203        Q303
Cash Flow        26.8m          31.7m          4.2m          18.4m       32.4m
CapEx             2.9m          14.3m          1.8m           0.7m        1.6m
Cash Balance      132m           120m          122m           140m        171m

o     Q303 cash flow reflects tax refund of $12.5m

o     Expect good cash flow from operations in Q403

o     Expect CapEx <$10m for calendar year 2003

                           COMMSCOPE Q403 OUTLOOK

                                                              [GRAPHIC]

o Expect Q403 sales to be down from seasonally strong third quarter by 5-10%

o    Expect gross margin to be down as much as 100 basis points sequentially

o    Expect to generate good cash flow in Q403

o Outlook for Q403 does not take into account possible effects of pending ACS transaction

                          THANK YOU FOR YOUR TIME

                                 [GRAPHIC]

                                 QUESTIONS